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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 2, 2004
                                                        -------------------


                  J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-LN2)

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        New York                      333-105805               13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)            Identification No.)

                    270 Park Avenue
                    New York, New York                                   10167
------------------------------------------------------------------------------
                    (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
                                                   --------------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.
          ------------

                  Attached as an exhibit are Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Deutsche Bank Securities Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of Class A-1, Class A-2, Class B, Class C and Class D of the Commercial Mortgage Pass-Through Certificates, Series 2004-LN2 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the Registration Statement.

                  The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.



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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------
(99.1)                              Structural and Collateral Term Sheets
                                    prepared by J.P. Morgan Securities Inc., ABN
                                    AMRO Incorporated, Nomura Securities
                                    International, Inc. and Deutsche Bank
                                    Securities Inc. in connection with J.P.
                                    Morgan Chase Commercial Mortgage Securities
                                    Corp., Commercial Mortgage Pass-Through
                                    Certificates, Series 2004-LN2, Class A-1,
                                    Class A-2, Class B, Class C and Class D.










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SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3,  2004


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                            By:      /s/ Charles Y. Lee
                                                ----------------------------
                                            Name:   Charles Y. Lee
                                            Title:  Vice President


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                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.     Description                                     Electronic (E)
-----------     -----------                                     --------------

(99.1)          Structural and Collateral Term Sheets                E
                prepared by J.P. Morgan Securities Inc.,
                ABN AMRO Incorporated, Nomura Securities
                International, Inc. and Deutsche Bank
                Securities Inc. in connection with J.P.
                Morgan Chase Commercial Mortgage
                Securities Corp., Commercial Mortgage
                Pass-Through Certificates, Series
                2004-LN2, Class A-1, Class A-2, Class B,
                Class C and Class D.